UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  December 14, 2011

HCSB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina	000-26995	57-1079444
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

5201 Broad Street, Loris, South Carolina 29569

(Address of principal executive offices)   (Zip code)

Registrant’s telephone number, including area code:  (843) 756-6333

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           On December 14, 2011, the Boards of Directors of HCSB Financial Corporation (the “Company”) and its subsidiary, Horry County State Bank (the “Bank”), received written notification from Larry G. Floyd of his resignation as a director of the Company and the Bank, effective immediately.  Mr. Floyd’s decision to resign did not arise or result from any disagreement with the Company or the Bank on any matters relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCSB FINANCIAL CORPORATION

Dated: December 16, 2011	By:	/s/ James R. Clarkson
James R. Clarkson
Chief Executive Officer